UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 27, 2007
                                                --------------------------------


                   EquiFirst Loan Securitization Trust 2007-1
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                         (Exact name of issuing entity)


                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)


                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


        Delaware                       333-140720-04              20-3375999
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 (State or other jurisdiction    (Commission File Number        (IRS Employer
of incorporation of depositor)      of issuing entity)          Identification
                                                               No. of depositor)


          200 Park Avenue, New York, New York                     10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 27, 2007, BCAP LLC (the "Depositor") caused the issuance of the EquiFirst Loan Securitization Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, Deutsche Bank National Trust Company (the "Trustee"), as trustee, and The Bank of New York Trust Company, N.A., as custodian. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $622,165,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 26, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to EquiFirst NIM Securitization Trust 2007-1 on June 27, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by EquiFirst NIM Securitization Trust 2007-1.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated June 26, 2007, by and between the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, the Trustee and The Bank of New York Trust Company, N.A., as custodian.

Exhibit 10.1 Representations and Warranties Agreement, dated as of June 27, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated June 27, 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of EquiFirst Loan Securitization Trust 2007-1 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3  Assignment, Assumption and Recognition Agreement, dated June
              27, 2007, among the Sponsor, the Depositor, EquiFirst Corporation, EquiFirst Mortgage Corporation of Minnesota and Barclays Bank PLC (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.4 Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2007, by and among EquiFirst Corporation, EquiFirst Mortgage Corporation of Minnesota and the Sponsor (included as part of Exhibit Y to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 18, 2007                    BCAP LLC



                                       By:   /s/ Tom Hamilton
                                          --------------------------------------
                                          Name:  Tom Hamilton
                                          Title: President and Chief Executive
                                                 Officer

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                                 Paper (P) or
Exhibit No.       Description                                                 Electronic (E)
--------------    -----------                                                 --------------
1                 Underwriting Agreement, dated June 26, 2007, by and               (E)
                  between the Depositor and the Underwriter.

4                 Pooling and Servicing Agreement, dated as of June 1,              (E)
                  2007, by and among the Depositor, Barclays Capital Real
                  Estate Inc. d/b/a HomEq Servicing, as servicer, the
                  Trustee and The Bank of New York Trust Company, N.A., as
                  custodian.

10.1              Representations and Warranties Agreement, dated as of             (E)
                  June 27, 2007, between Barclays Bank PLC and the
                  Depositor (included as Exhibit O to Exhibit 4).

10.2              Interest Rate Swap Agreement, dated June 27, 2007,                (E)
                  between Barclays Bank PLC, as swap provider, and the
                  Trustee on behalf of the Trust (included as Exhibit T to
                  Exhibit 4).

10.3              Assignment, Assumption and Recognition Agreement, dated           (E)
                  June 27, 2007, among the Sponsor, the Depositor,
                  EquiFirst Corporation, EquiFirst Mortgage Corporation of
                  Minnesota and Barclays Bank PLC (included as part of
                  Exhibit Y to Exhibit 4).

10.4              Mortgage Loan Purchase and Warranties Agreement, dated as         (E)
                  of March 1, 2007, by and among EquiFirst Corporation,
                  EquiFirst Mortgage Corporation of Minnesota and the
                  Sponsor (included as part of Exhibit Y to Exhibit 4).